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                                                                   EXHIBIT 10(q)

                              AMENDING AGREEMENT
                                    TO THE
                      AUSTRALIA STOCK PURCHASE AGREEMENT
                           DATED AS OF JULY 5, 1995



                                AUGUST 14, 1995



                         TENET HEALTHCARE CORPORATION
            (FORMERLY KNOWN AS NATIONAL MEDICAL ENTERPRISES, INC.)

                                      AND

                           PARKWAY HOLDINGS LIMITED
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     This AMENDING AGREEMENT is entered into as of August 14, 1995 between
PARKWAY HOLDINGS LIMITED, a Singapore corporation ("Buyer") and TENET HEALTHCARE CORPORATION (formerly known as National Medical Enterprises, Inc.), a Nevada Corporation ("Seller").

RECITALS

A. As of July 5, 1995 the parties entered into the Australia Stock Purchase Agreement ("Principal Agreement") relating to the sale by Seller and acquisition by Buyer of all of the issued shares of Tenet Healthcare Australia Pty. Limited, an Australian corporation; and

B. The parties desire to enter into this Amending Agreement in order to make certain changes to the Principal Agreement.

THE PARTIES AGREE:

1.   INTERPRETATION

     In this Amending Agreement, unless the contrary intention appears:

     (a) words having a defined meaning in the Principal Agreement and not otherwise defined in this Amending Agreement will have the same meaning in this Amending Agreement;

     (b) the provisions of Article VIII and Article IX of the Principal Agreement will apply to this Amending Agreement mutatis mutandis.

2.   AMENDMENTS OF THE PRINCIPAL AGREEMENT

     The Principal Agreement is hereby amended in the following manner:

     (a)  by adding a new Section 1.5 which reads as follows:

          "1.5  Payment by Seller
                -----------------

                    Subject to the terms and conditions of this Agreement, Seller agrees to pay to Buyer or its order at the Closing the amount of U.S. $3,000,000, payable in funds immediately available in Hong Kong.";

     (b) by deleting in Section 6.1(a)(ii) the words "within sixty (60) days of the date of this Agreement" and inserting in lieu thereof, "on or prior to September 11, 1995.";

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     (c)  by deleting from Section 6.3(i) the last sentence which states:

                    "Buyer, the Company and AME shall have entered into a new manpower and technical services agreement at the Closing Date, reasonably acceptable to all parties thereto."; and

     (d) by deleting in Section 7.1(d) the date "September 15, 1995" and inserting in lieu thereof "September 25, 1995."

3.   AFFIRMATION OF THE PRINCIPAL AGREEMENT

     The Principal Agreement shall be read and construed subject to this Amending Agreement and in all other respects the provisions of the Principal Agreement are hereby ratified and confirmed and, subject to the amendments contained herein, the Principal Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amending Agreement to be executed by its duly authorized officers as of the day and year first above written.

BUYER

PARKWAY HOLDINGS LIMITED,
a Singapore corporation


By:  /s/  TAN KAI SENG
     --------------------------
     Tan Kai Seng
Its: Finance Director
     --------------------------



SELLER

TENET HEALTHCARE CORPORATION,
a Nevada corporation


By:  /s/  TERRENCE P. MCMULLEN
     --------------------------
     Terrence P. McMullen
Its: Vice President
     --------------------------

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